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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 17, 1999


                        Advanta Conduit Receivables, Inc.
             (Exact name of registrant as specified in its charter)


           Nevada                    333-75295                  88-0360305
(State or Other Jurisdiction      (Commission File           (I.R.S. Employer
      of Incorporation)               Number)               Identification No.)

Attention: General Counsel
10790 Rancho Bernardo Drive
San Diego, California                                              92127
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number,
including area code                                             (858) 676-3099
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                Advanta Conduit Receivables, Inc., as Sponsor
                on behalf of Advanta Mortgage Loan Trust 1999-4
                -----------------------------------------------
            (Exact name of registrant as specified in its charter)

           Nevada                    333-75295-01               88-0360305
           ------                    ------------               ----------
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
      of Incorporation)                 Number)             Identification No.)


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        (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

            Advanta Conduit Receivables, Inc. (the "Registrant" or the "Sponsor") registered an issuance of $1,699,051,007.20 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-75295) (the "Registration Statement").

            Pursuant to the Registration Statement, the Sponsor formed Advanta Mortgage Loan Trust 1999-4 (the "Trust") which issued approximately $200,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Notes (the "Notes"), on November 17, 1999 (the "Closing Date").

            This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain opinions issued in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

            The primary assets of the Trust are pool of closed-end mortgage loans ("Mortgage Loans"), used predominantly to refinance an existing mortgage loan on more favorable terms, to consolidate debt or to obtain cash proceeds by borrowing against the related borrower's equity in the real property and improvements pledged to secure the related Mortgage Loan, secured primarily by mortgages on single-family residences (which may be detached, part of a two- to four-family dwelling, a condominium unit or a unit in a planned unit development) which were conveyed to the Trust on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated August 10, 1999 and the Prospectus Supplement dated November 5, 1999 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits:

            5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated August 17, 1999.

            8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated August 17, 1999.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                        ADVANTA CONDUIT RECEIVABLES, INC.




                        By: /s/   Michael Coco
                            -----------------------------
                            Name:    Michael Coco
                            Title:   Vice President



                        ADVANTA CONDUIT RECEIVABLES, INC., as Sponsor on behalf of Advanta Mortgage Loan Trust 1999-4.


                        By: /s/   Michael Coco
                            ------------------------------
                            Name:    Michael Coco
                            Title:   Vice President




Dated:  November 17, 1999

                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
    5.1      Opinion of Dewey Ballantine LLP regarding legality of the
             registered securities, dated as of November 17, 1999.

    8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of November 17, 1999.